                                                                    Exhibit 32.2

The following certification accompanies Lexington Precision Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 and is not filed as provided in Item 601(b)(2)(ii) of Regulation S-K of the Securities and Exchange Commission.

          Certification Furnished Pursuant to 18 U.S.C. Section 1350,
                   As Adopted Pursuant to Section 906 of the
                          Sarbanes - Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Lexington Precision Corporation, a Delaware corporation (the "Company"), for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the President and Co-Principal Executive Officer, hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

(1) the Report of the Company filed today pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complies with the requirements of Section 13(a) of the Exchange Act; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Warren Delano
                                                --------------------------------
                                                Warren Delano
                                                President
                                                (Co-Principal Executive Officer)
                                                November 13, 2003